SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 6, 2010

COMMAND SECURITY CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-18684	14-1626307
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

Lexington Park Lagrangeville, New York (Address of principal executive offices)	12540 (Zip code)

Registrant’s telephone number, including area code:  (845) 454-3703

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMAND SECURITY CORPORATION
FORM 8-K
CURRENT REPORT

TABLE OF CONTENTS

Page

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

Signature	3
Page

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)  On September 6, 2010, Robert S. Ellin resigned as a member of the registrant’s board of directors (the “Board”), and from the audit committee and the compensation committee of the Board, to provide him with additional time to pursue his other business interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Command Security Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     September 8, 2010

COMMAND SECURITY CORPORATION

By:	/s/ Barry I. Regenstein
Name: Barry Regenstein
Title: President and Chief Financial Officer